Exhibit 10.11
TENTH AMENDMENT AGREEMENT
TENTH AMENDMENT AGREEMENT (this "Agreement") dated as of February 16, 2016 by and among (1) Seneca Foods Corporation, a New York corporation (the "Parent"), Seneca Snack Company, a Washington corporation ("Seneca Snack"), Seneca Foods, LLC, a Delaware limited liability company ("Seneca LLC"), Green Valley Foods, LLC, a Delaware limited liability company ("Green Valley" and together with the Parent, Seneca Snack and Seneca LLC, collectively, the "Borrowers"), (2) Marion Foods, Inc., a New York corporation, Lebanon Valley Cold Storage, LLC, Lebanon Valley Cold Storage, LP, Portland Food Products Company, Gray & Company and Gray Glace Products Company (collectively, the "Guarantors" and together with the Borrowers, collectively, the "Obligors"), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender"), and (4) Bank of America, N.A. ("Bank of America") as agent (the "Agent") for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers, the Guarantors, the Lenders, the Agent, the Issuing Bank and RBS Citizens, N.A. as Syndication Agent, as amended by that certain First Amendment Agreement dated as of August 1, 2011, by that certain Second Amendment Agreement dated as of December 20, 2012, by that Third Amendment Agreement dated as of March 5, 2013, by that certain Fourth Amendment Agreement dated as of December 16, 2013, by that certain Fifth Amendment Agreement dated as of April 1, 2014, by that certain Sixth Amendment Agreement dated as of June 17, 2014, by that certain Seventh Amendment Agreement dated as of November 6, 2014, by that certain Eighth Amendment Agreement dated as of November 2, 2015 and by that certain Ninth Amendment Agreement dated as of December 23, 2015 (as further amended, the "Loan and Security Agreement").
W I T N E S S E T H:
WHEREAS, the Obligors have requested that the Required Lenders agree to amend certain provisions of the Loan and Security; and
WHEREAS, the Required Lenders have agreed to such amendments, on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
§1. Definitions.  Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.
§2. Ratification of Existing Agreements.  All of the Obligors' obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor's execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Obligor's execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.
§3. Representations and Warranties.  Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4. Conditions Precedent.  The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
(a)
Representations and Warranties.  All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)
Performance; No Event of Default.  The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)	Fees and Expenses. The Borrowers shall have paid the fees and expenses payable to the Agent and its counsel in connection with this Agreement.
(d)	Delivery. The Obligors, the Agent and the Required Lenders shall have executed and delivered this Agreement.
(e)
Other Documents.  The Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5. Amendment to the Loan and Security Agreement.  The defined term "Permitted Acquisition" in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:
"Permitted Acquisition:  the acquisition of any assets (out of the ordinary course of business) or any Person, business or division by any Borrower or Guarantor, provided that each of the following conditions is met with respect to any such acquisition:
(a)
such Borrower or Guarantor shall have delivered to Agent a statement certified by the principal financial or accounting officer of the Parent to the effect that (i) no Default or Event of Default exists, which statement shall be accompanied by computations, in reasonable detail, evidencing that the Fixed Charge Coverage Ratio (calculated on a pro forma basis determined in a manner acceptable to Agent) after giving effect to such acquisition is not less than 1.0 to 1.0 and (ii) Availability is not less than 15% of the Borrowing Base, both before and after giving effect to such acquisition;

(b)	the consideration for such acquisition shall not include the assumption of Indebtedness by such Borrower or Guarantor, other than Indebtedness which is permitted pursuant to Section 10.2.1;
(c)
if such acquisition is an acquisition of a Person, such acquisition shall have been approved by the board of directors (or other managing board) and shareholders or members, if applicable, of the Person so acquired or of the holders of the Equity Interest of the Person so acquired;

(d)
not less than ten (10) Business Days prior to the closing of such acquisition, such Borrower or Guarantor shall notify Agent of the terms thereof and shall provide to Agent such information and documents as may be deemed by Agent to be necessary in order for Agent to determine if the acquisition is a Permitted Acquisition; and

(e)
either (i) such acquisition is the acquisition of assets only for use in the same line of business as (or a line of business substantially similar or complementary to) the line of business of the Borrowers and such assets, immediately upon the consummation of such acquisition, become Collateral pursuant to the Security Documents, and the Agent shall, concurrently with the closing of the acquisition have (or, to the extent not included in the provisions of Section 7.1, be granted), for the benefit of Secured Parties, a perfected, first priority security interest in such assets (subject only to Permitted Liens) or (ii) such acquisition involves the purchase of the Equity Interests of a Person and each of the following conditions is met:

(A) such acquisition is either (1) the acquisition of one hundred percent (100%) of each of the Equity Interests and voting securities of such Person, (2) the Truitt 50% Acquisition or (3) an acquisition of Equity Interests of a Truitt Company other than the Truitt 50% Acquisition, provided that, once the Truitt 50% Acquisition has been consummated, (x) there shall be not more than two such additional acquisitions of Equity Interests of Truitt Companies and (y) all such additional acquisitions of Equity Interests of Truitt Companies shall be consummated during the consecutive 12 month period commencing on April 1, 2019;
(B) such Person is either (1) in the same line of business (or a substantially similar line of business) as the Borrowers or (2) Dundee; and
(C) contemporaneously with the occurrence of such acquisition (other than (x) the acquisition of Dundee and (y) with respect to clauses (2), (3) and (4) below, an acquisition of Equity Interests of a Truitt Company if, after giving effect to such acquisition, such Truitt Company would be deemed not to be a Subsidiary hereunder), such Borrower or Guarantor shall (1) pledge the Equity Interests of such Person to Agent, for the benefit of Secured Parties, pursuant to the Pledge Agreement (or a separate pledge agreement in form and substance reasonably satisfactory to the Agent) and shall execute such amendment to the Pledge Agreement (or shall execute a separate pledge agreement, or an amendment to a separate pledge agreement, in each case in form and substance reasonably satisfactory to the Agent) as requested by Agent to effectuate such pledge, (2) cause such acquired Person to guaranty all of the Obligations hereunder by executing and delivering a Joinder Agreement in accordance with Section 10.1.9, (3) cause such acquired Person to take all steps as may be necessary or advisable in the reasonable opinion of Agent to grant to Agent, as applicable, for the benefit of Secured Parties, a first priority, perfected security interest in all of its assets which would be deemed Collateral pursuant to the Security Documents (except that there may exist liens thereon permitted by Section 10.2.2 hereof and there may exist a prior lien on those assets which secure Indebtedness of such acquired Person following such Permitted Acquisition, to the extent permitted under Section 10.2.1 hereof) as collateral security for such guaranty, pursuant to security documents, mortgages, pledges and other documents in form and substance reasonably satisfactory to Agent, as applicable, each of which documents shall be Security Documents hereunder, and (4) cause such Person to deliver to the Lenders and Agent (x) evidence of proper or similar corporate authorization and (y) legal opinions with respect to each of the matters and documents set forth in this clause (C), in each case, in form and substance reasonably satisfactory to Agent and the Required Lenders."
§6. Miscellaneous Provisions.
(a)
Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same.  The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement shall be read and construed as one instrument.

(b)
THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)
This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of Page Intentionally Left Blank - Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Tenth Amendment Agreement as of the date first set forth above.
SENECA FOODS CORPORATION

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
SENECA SNACK COMPANY

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
SENECA FOODS, LLC

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
MARION FOODS, INC.

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
LEBANON VALLEY COLD STORAGE, LLC

By: /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
LEBANON VALLEY COLD STORAGE, LP
By:Lebanon Valley Cold Storage, LLC,
Its General Partner

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
GREEN VALLEY FOODS, LLC

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
PORTLAND FOOD PRODUCTS COMPANY

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer
GRAY & COMPANY

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer
GRAY GLACE PRODUCTS COMPANY

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer

BANK OF AMERICA, N.A.,
as Agent, Lender and Issuing Bank

By:/s/Edgar Ezerins
Name: Edgar Ezerins
 Title:  SVP

CITIZENS BUSINESS CAPITAL, a division of CITIZENS ASSET FINANCE, INC., (f/k/a RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A.), as a Lender

By:/s/ Peter Yelle
Name: Peter Yelle
 Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

By:/s/Aurelie Vancauwenberghe
Name: Aurelie Vancauwenberghe
 Title: Vice President
By:/s/Chris Grimes
Name: Chris Grimes
 Title: Executive Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:/s/Brian Bennett
Name: Brian Bennett
 Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:/s/John R. LePage
Name: John R. LePage
 Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By:/s/Krista Mize
Name: Krista Mize
 Title: Authorized Signatory

BMO HARRIS BANK N.A., as a Lender

By:/s/Quinn Heiden
Name: Quinn Heiden
 Title: Director

SCHEDULE 1.1
to
Second Amended and Restated Loan and Security Agreement
COMMITMENTS OF LENDERS
Lender	Commitment for the period from April 1 through and including July 31 of each year	Commitment for the period from August 1 through and including March 31 of each year	Percentage of Aggregate Commitments of all Lenders
Bank of America, N.A.	$106,073,684	$125,962,500	26.51842%
Citizens Business Capital, a division of Citizens Asset Finance, Inc. (f/k/a RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A.)	$50,526,316	$60,000,000	12.63158%
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch	$62,000,000	$73,625,000	15.50000%
Manufacturers and Traders Trust Company	$48,800,000	$57,950,000	12.20000%
U.S. Bank National Association	$50,800,000	$60,325,000	12.70000%
Wells Fargo Bank, N.A.	$35,000,000	$41,562,500	8.75000%
BMO Harris Bank N.A.	$28,800,000	$34,200,000	7.20000%
GE Asset Based Master Note LLC	$18,000,000	$21,375,000	4.50000%
Total	$400,000,000	$475,000,000	100%